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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K/A



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 13, 2002


                            THE BON-TON STORES, INC.
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                    0-19517                  23-2835229
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)



             2801 E. Market Street
              York, Pennsylvania                                     17402
     (Address of Principal Executive Offices)                      (Zip Code)




        Registrants telephone number, including area code: (717) 757-7660


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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      THIS FORM 8-K/A AMENDS THE REGISTRANT'S CURRENT REPORT ON FORM 8-K FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 14, 2002 AND IS BEING FILED TO REFLECT A CHANGE IN ARTHUR ANDERSEN LLP'S LETTER PRESENTED IN EXHIBIT 16. THE MODIFIED LETTER INDICATES THAT ARTHUR ANDERSEN LLP HAS READ THE FIRST FOUR PARAGRAPHS OF ITEM 4 HEREIN AND FOUND NO BASIS FOR DISAGREEMENT WITH THE STATEMENTS CONTAINED THEREIN.



ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The Audit Committee of the Board of Directors of The Bon-Ton Stores, Inc. ("Bon-Ton") annually recommends to the Board the selection of Bon-Ton's independent auditor. As recommended by Bon-Ton's Audit Committee, the Board of Directors, effective as of June 13, 2002, dismissed Arthur Andersen LLP ("Andersen") as Bon-Ton's independent auditor and engaged KPMG LLP to serve as Bon-Ton's independent auditor for the fiscal year ending February 1, 2003.

     Andersen's reports on Bon-Ton's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During Bon-Ton's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on Bon-Ton's consolidated financial statements for such years. During such time period, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K.

     The Company provided Arthur Andersen a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter dated June 13, 2002 stating that it has found no basis for disagreement with such statements.

     During Bon-Ton's two most recent fiscal years and through the date of this Form 8-K, Bon-Ton did not consult with KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Bon-Ton's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.



ITEM 7.             FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                    EXHIBITS.

               (c)  Exhibits


               16 Revised Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 13, 2002, filed herewith.


               99   Press Release





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            The Bon-Ton Stores, Inc.


                                            By: /s/ James H. Baireuther
                                               -------------------------------
                                               James H. Baireuther
                                               Vice Chairman and Chief
                                               Administrative Officer



Dated: June 27, 2002